UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                              FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


                            OCTOBER 1, 1997
          (Date of Report [Date of earliest event reported]:)

                   FIRST OF AMERICA BANK CORPORATION
          (Exact name of registrant as specified in charter)

                               MICHIGAN
   (State or other jurisdiction of incorporation or organization)

                                1-10534
                         (Commission File No.)

                              38-1971791
                 (I.R.S. Employer Identification No.)

                          211 S. ROSE STREET
                          KALAMAZOO, MICHIGAN
               (Address of principal executive offices)

                                 49007
                              (Zip Code)

                            (616) 376-9000
         (Registrant's telephone number, including area code)

                            NOT APPLICABLE
         (Former name, former address and former fiscal year,
                    if changed since last report.)

Item 5. Other Events

        On May 30, 1997, a 3-for-2 stock split, effected in the form of a 50 percent stock dividend, was distributed to shareholders of record May 9, 1997. Accordingly, a proportionate increase is made to the 1,500,000 shares of Common Stock related to the Shareholders Investment Plan that are covered by the Registration Statement (No. 33-65378) on Form S-3 as filed with the Securities and Exchange Commission on July 2, 1993.





                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, First of America has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                             FIRST OF AMERICA BANK CORPORATION
                                        REGISTRANT





Date: October 3, 1997     /S/ Thomas W. Lambert
                              Thomas W. Lambert
                              Executive Vice President and Chief
                              Financial Officer
                              (Principal Financial and
                              Accounting Officer)